UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011 (August 18, 2011)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200
Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3                     — Securities and Trading Markets

Item 3.01                     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2011, Timothy P. Lynch resigned as a director of Allos Therapeutics, Inc., a Delaware corporation (“Allos”), effective immediately.

Allos notified The NASDAQ Stock Market LLC (“NASDAQ”) on August 19, 2011 that, due to the resignation of Mr. Lynch, Allos is no longer compliant with NASDAQ’s audit committee composition requirements for listing as set forth in NASDAQ Listing Rule 5605(c)(2)(A), which requires that every NASDAQ-listed company have an audit committee comprised of at least three members. Mr. Lynch was also the member of the audit committee whom the Allos board of directors had determined has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which resulted in financial sophistication for the purposes of NASDAQ Listing Rule 5605(c)(2)(A). Consistent with the cure period provided in NASDAQ Listing Rule 5605(c)(4)(B), Allos expects to cure this deficiency before the earlier of the Company’s next annual stockholders’ meeting or August 18, 2012.

Section 5                     — Corporate Governance and Management

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On August 18, 2011, Timothy P. Lynch resigned as a director of Allos, effective immediately.

Mr. Lynch is a General Partner of Stonepine Capital, L.P., a life-science focused investment fund (“Stonepine”).  Based on information provided by Mr. Lynch, Stonepine, together with Mr. Lynch and certain affiliated persons own approximately 323,429 shares of common stock of AMAG Pharmaceuticals, Inc. (“AMAG”) as of August 15, 2011.  On July 19, 2011, Allos entered into an Agreement and Plan of Merger and Reorganization with AMAG, pursuant to which a wholly-owned subsidiary of AMAG will merge with and into Allos and Allos will become a wholly-owned subsidiary of AMAG upon completion of the merger.  Due to the potential conflict of interest arising from Mr. Lynch’s service as a director of Allos and his beneficial ownership of AMAG common stock, in May 2011, following discussions with Allos senior management and outside counsel, Mr. Lynch determined to recuse himself from all meetings of the Allos board of directors or portions thereof at which the potential business combination with AMAG was discussed and requested that he be removed from all correspondence sent to the Allos board of directors related thereto, and Mr. Lynch did not participate in any portion of any meeting of the board of directors at which the potential transaction with AMAG was discussed or considered.  Because Mr. Lynch’s role as a director of Allos is likely to remain limited during the pendency of the merger with AMAG, and in consideration of Mr. Lynch’s ongoing fiduciary duties to Stonepine and its limited partners, Mr. Lynch determined to resign as a director of Allos.

Section 8     — Other Events

Item 8.01     Other Events.

The information set forth above in Item 5.02 is hereby incorporated by reference.

Additional Information and Where You Can Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger between AMAG and Allos will be submitted to the respective stockholders of AMAG and Allos for their consideration.

AMAG will file a Registration Statement on Form S-4 containing a joint proxy statement/prospectus of Allos and AMAG and other documents concerning the proposed acquisition with the Securities and Exchange Commission (“SEC”).  Investors are urged to read the joint proxy statement/prospectus when it becomes available and other relevant documents filed with the SEC because they will contain important information.  Security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by Allos and AMAG with the SEC at the SEC’s website at www.sec.gov.  The joint proxy statement/prospectus and other documents may also be obtained for free by contacting Allos’ Investor Relations by e-mail at investorrelations@allos.com, by telephone at (303) 426-6262 or by mail at Investor Relations, Allos Therapeutics, Inc., 11080 CirclePoint Road, Suite 200, Westminster, CO 80020 or by contacting AMAG’s Investor Relations by e-mail at asullivan@amagpharma.com, by telephone at (617) 498-3303 or by mail at Investor Relations, AMAG Pharmaceuticals, Inc., 100 Hayden Avenue, Lexington, MA 02421.

Allos, AMAG, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger.  Information regarding Allos’ directors and executive officers and their beneficial ownership of Allos’ common stock is also set forth in Allos’ annual proxy statement on Schedule 14A filed with the SEC on April 29, 2011. This document is available free of charge at the SEC’s  website at www.sec.gov or by going to Allos’ Investors page on its corporate website at www.allos.com.  Information concerning AMAG’s directors and executive officers and their beneficial ownership of AMAG’s common stock is set forth in AMAG’s annual proxy statement on Schedule 14A filed with the SEC on April 18, 2011.  This document is available free of charge at the SEC’s website at www.sec.gov or by going to AMAG’s Investors page on its corporate website at www.amagpharma.com.  Additional information regarding the persons who may, under the rules of the SEC, be deemed “participants” in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, which may differ from the interests of Allos’ investors or AMAG’s investors generally, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.

This communication contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, are intended to identify such forward-looking statements, but their absence does not mean that a particular statement is not forward-looking.  Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements.  These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. For example, if Allos or AMAG does not receive its respective required stockholder approval or the parties fail to satisfy other conditions to closing, the transaction may not be consummated. In any forward-looking statement in which AMAG or Allos expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of Allos or AMAG stockholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; disruptions to the businesses of Allos and AMAG during the pendency of the merger and during the realization of the cost synergies, including diminished performance by the commercial organizations due to planned reductions in the size of the sales and marketing organization at the combined company;  the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Allos and AMAG generally, including those set forth in the filings of Allos and AMAG with the SEC, especially in the “Risk Factors” section of Allos’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 4, 2011, the “Risk Factors” section of AMAG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 5, 2011, and in Allos’ and AMAG’s other periodic reports and filings with the SEC.  Allos cautions investors not to place undue reliance on the forward-looking statements contained herein.  All forward-looking statements are based on information currently available to Allos on the date hereof, and Allos undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 19, 2011

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary